EXHIBIT 31.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Parrish Medley, certify that:

 (1)  I have reviewed this report on Form 10-Q for the quarter ended November 30, 2010 of UHF Logistics Group, Inc. (the "Company");
 (2)  Based on my knowledge, this report  does  not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light  of  the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;
 (3)  Based on my knowledge, the consolidated financial statements, and other financial  information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;
 (4)  The  Company's  other  certifying  officer  and  I are responsible for establishing and maintaining  disclosure  controls  and procedures (as defined in Exchange Act Rules 13a-15(e)  and  15d-15(e))  and  internal  control  over  financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

      (a)  Designed such disclosure controls and procedures, or caused such disclosure controls  and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
      (b)  Designed such internal control over financial reporting, or caused such internal control  over  financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial  reporting and the preparation of financial statements for external purposes in accordance with generally accept accounting principles;
      (c)  Evaluated  the  effectiveness  of  the  Company's  disclosure  controls  and procedures and presented in this report  our conclusions about the effectiveness of the disclosure controls and procedures,  as  of  the  end of the period covered by this report based on such evaluation; and
      (d)  Disclosed in the report any change in the Company's internal control over financial reporting  that  has  occurred during the Company's most recent fiscal quarter (the Company's fourth fiscal quarter in the case of the annual report)  that has materially  affected,  or  is  reasonably  likely  to  materially  affect,  the Company's internal control over financial reporting; and
 (5)  The  Company's  other  certifying officer and I have disclosed, based on our most recent evaluation of internal  control  over financial reporting, to  the  Company's  auditors  and  the  audit  committee  of the Company's board of directors (or persons performing the equivalent functions):

 (a)  All significant deficiencies and material weaknesses in the design or operation  of  internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process,  summarize  and  report financial information; and

 (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in  the  Company's internal control over financial reporting.

 Dated: January 19, 2011 /s/ Parrish Medley
                        -------------------------------------------------
                         Parrish Medley
                         President, Chief Executive Officer and Director